UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 23, 2003

                                  MILACRON INC.
                 ----------------------------------------------
             (Exact name of registrant as specified in its charter)

    Delaware                   1-8475                   31-1062125
-----------------      ------------------------     ------------------
 (State or other       (Commission File Number)       (IRS Employer
 jurisdiction of                                    Identification No.)
  incorporation)


 2090 Florence Avenue, P.O. Box 63716, Cincinnati, Ohio          45206
--------------------------------------------------------     ------------
       (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (513) 487-5000


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ITEM 5.  OTHER EVENTS

On May 23, 2003, Milacron Inc. (the "Registrant") issued a News Release announcing that at the Annual Meeting of Shareholders held on May 23, 2003, the Registrant's shareholders adopted an amendment (the "Amendment") to the Registrant's restated certificate of incorporation to eliminate the right of long-term holders of the Registrant's common stock to ten votes per share. The Registrant's News Release, dated May 23, 2003, is filed herewith as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits:

Exhibit  No.        Description


99.1                News Release issued by Milacron Inc. on May 23, 2003.


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        Milacron Inc.

Date:   May 28, 2003                    By: /s/Robert P. Lienesch
                                            ----------------------------------
                                            Robert P. Lienesch
                                            Vice President - Finance and Chief
                                            Financial Officer



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                                 EXHIBIT INDEX

Exhibit  No.        Description



 99.1               News Release issued by Milacron Inc. on May 23, 2003.